UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

BNY Mellon Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Worldwide Growth Fund, Inc.

SEMIANNUAL REPORT April 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020, through April 30, 2021, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, BNY Mellon Worldwide Growth Fund, Inc’s Class A shares produced a total return of 26.11%, Class C shares returned 25.65%, Class I shares returned 26.26% and Class Y shares returned 26.30%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a 29.10% total return.2

Global equities rose during the reporting period in response to monetary and fiscal stimulus implemented to address the COVID-19 pandemic. The fund underperformed the Index hindered by the net effects of stock selection and economic sector allocation.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. Blue-chip companies are established companies that are considered “known quantities.” These companies often have a long record of profit growth and dividend payment, as well as a reputation for quality management, products and services. Multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s portfolio managers first identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, plus the potential to achieve predictable, above-average earnings growth. The fund also invests in U.S. dollar-denominated American Depositary Receipts (ADRs).

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Markets Recover as Progress on the Pandemic Continues

The Index advanced 29.10% in the six-month period ended April 30, 2021. Instead of the pervasive pessimism of a year ago, this period’s optimism was driven by the economic recovery theme, which includes passage of another stimulus package in the U.S., better-than-expected corporate earnings and global vaccination progress.

In the U.S., President Biden’s $1.9 trillion American Rescue Plan was passed with another round of direct payments and additional funds for unemployment relief, vaccine distribution and assistance to schools, businesses and state governments. On the virus front, vaccination progress around the world continued despite a bumpy initial rollout. In Asia, Japan declared a state of emergency as infection rates rose.

China forecast Gross Domestic Product growth at or above 6% over the next few years, and the Peoples Bank of China kept the loan prime rate unchanged to support the recovery. Across Europe, the European Central Bank left its deposit rates unchanged to support the recovery, while Mario Draghi took over as the Prime Minister of Italy, a country struggling to contain the virus and resuscitate its economy. Germany and the UK ended lockdowns, and Spain discussed a potential vaccine passport that would benefit its tourism-dependent economy ahead of the busy summer travel season.

While the overall trajectory of the market was upward, it was a volatile period. Volatility came from multiple sources, including a fast-rising U.S. 10-year Treasury yield rate and a global semiconductor chip shortage. Within the Index, value outperformed growth in the period as the rotation out of growth into cyclical and value stocks continued.

Regionally, most countries posted positive returns, highlighted by strength in the Eurozone. Sectors tied to the economic reopening, including the pandemic-challenged energy and financials sectors, delivered returns of 64% and 50% respectively, in the period.

Sector Allocation and Stock Selection Hindered Fund Performance

The fund underperformed the Index as the dual impact of a negative stock selection effect and a negative allocation effect hindered relative performance. Despite the fund’s short-term underperformance as a result of the rotation into value and reopening-themed stocks, we remain committed to our portfolio’s long-term oriented holdings.

Within the information technology sector, a positive stock selection effect added value as holdings in the semiconductor, software and hardware subsectors delivered strong returns. The portfolio’s strategic underweight of the utilities sector contributed positively to results as the sector lagged the Index in the period. An advantageous stock selection effect overcame a negative allocation effect within the overweighted consumer staples sector to add value to the portfolio in the period. The top positive contributors to relative returns included ASML Holding, Microsoft, LVMH Moet Hennessy Louis Vuitton, Apple and Alphabet.

Conversely, disadvantageous stock selection within the financials sector negatively impacted portfolio results as holdings in the capital markets and insurance subsectors trailed the broader sector’s rebound, which was led by banks. A negative stock selection effect within the consumer discretionary sector negatively impacted results for the period. Within the energy sector, the fund’s underweight allocation was at a disadvantage as the sector delivered the best performance against all other sectors in the period. The top detractors from relative performance included Alibaba Group Holding, London Stock Exchange Group, Marriott International, Adobe and Hess.

A Continued Focus on Quality Companies

Rather than try to predict the sentiment shifts that will continue to characterize this unusual time in the financial markets, the fund’s investment approach remains focused on the long term. While the COVID-19 pandemic remains a significant threat to economic activity and corporate profits in the shorter term, the fund emphasizes companies that we believe possess resilient cash flows, solid balance sheets and geographically diverse revenue streams. Those characteristics may offer protection against uncertainty associated with additional waves of infections, high unemployment and rising geopolitical tensions.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We expect continued volatility as certain industries face impacts from the virus or a slowdown in economic activity. At the same time, the fund’s simultaneous focus on quality businesses operating in attractive, growing industries and led by management teams whom we consider to be excellent allocators of capital, position the fund to attempt to deliver revenue and earnings growth over the long term.

May 17, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax-efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and mid-sized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and more volatile earnings histories.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

A concentration of companies in a narrow sector could cause performance to be more volatile than funds invested in a broader range of industries.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Worldwide Growth Fund, Inc. from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.45	$10.57	$4.99	$4.54
Ending value (after expenses)	$1,261.10	$1,256.50	$1,262.60	$1,263.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.76	$9.44	$4.46	$4.06
Ending value (after expenses)	$1,019.09	$1,015.42	$1,020.38	$1,020.78
†

Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.89% for Class C, .89% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.5%
Banks - 2.1%
JPMorgan Chase & Co.	134,275		20,652,838
Capital Goods - .2%
Safran	9,925		1,481,332
Commercial & Professional Services - 1.0%
IHS Markit	89,075		9,582,689
Consumer Durables & Apparel - 6.6%
adidas	32,475		10,028,363
Hermes International	8,226		10,322,398
LVMH	57,975		43,634,939
			63,985,700
Consumer Services - 2.8%
Marriott International, Cl. A	64,000	[a]	9,505,280
McDonald's	74,275		17,534,842
			27,040,122
Diversified Financials - 4.8%
BlackRock	32,675		26,770,628
London Stock Exchange Group	87,950		8,985,528
S&P Global	26,925		10,511,251
			46,267,407
Energy - 1.9%
Chevron	146,250		15,073,987
Hess	42,500		3,166,675
			18,240,662
Food, Beverage & Tobacco - 9.8%
Altria Group	196,400		9,378,100
Diageo, ADR	64,825	[b]	11,626,364
Nestle, ADR	201,180		24,047,045
PepsiCo	95,300		13,738,448
Philip Morris International	202,100		19,199,500
The Coca-Cola Company	315,075		17,007,748
			94,997,205
Health Care Equipment & Services - 4.1%
Abbott Laboratories	168,875		20,278,510
Intuitive Surgical	14,975	[a]	12,953,375
UnitedHealth Group	15,475		6,171,430
			39,403,315
Household & Personal Products - 6.0%
L'Oreal, ADR	540,425	[b]	44,212,169
The Estee Lauder Companies, Cl. A	27,775		8,715,795
The Procter & Gamble Company	37,000		4,936,540
			57,864,504

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Insurance - 1.2%
AIA Group	721,675		9,174,199
Chubb	15,225		2,612,458
			11,786,657
Materials - 2.0%
Air Liquide, ADR	397,540	[b]	13,381,196
Air Products & Chemicals	19,100		5,509,968
			18,891,164
Media & Entertainment - 16.5%
Alphabet, Cl. C	18,405	[a]	44,358,259
Comcast, Cl. A	331,760		18,628,324
Facebook, Cl. A	189,000	[a]	61,440,120
Nintendo	24,450		14,007,859
Tencent Holdings	133,825		10,702,395
The Walt Disney Company	56,111	[a]	10,437,768
			159,574,725
Pharmaceuticals Biotechnology & Life Sciences - 5.1%
AbbVie	19,075		2,126,863
Johnson & Johnson	44,475		7,237,417
Novo Nordisk, ADR	256,300		18,953,385
Roche Holding, ADR	520,125		21,174,289
			49,491,954
Retailing - 4.2%
Alibaba Group Holding, ADR	41,150	[a]	9,503,593
Amazon.com	8,925	[a]	30,946,723
			40,450,316
Semiconductors & Semiconductor Equipment - 7.0%
ASML Holding	53,200		34,478,920
Texas Instruments	181,425		32,749,027
			67,227,947
Software & Services - 13.2%
Adobe	10,300	[a]	5,235,902
Intuit	12,500		5,152,000
Microsoft	323,780		81,650,840
Visa, Cl. A	152,750	[b]	35,676,290
			127,715,032
Technology Hardware & Equipment - 6.8%
Apple	500,550		65,802,303
Transportation - 4.2%
Canadian Pacific Railway	74,125	[b]	27,658,261
Union Pacific	56,875		12,631,369
			40,289,630
Total Common Stocks (cost $283,806,415)			960,745,502

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - ..3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,956,312)	0.05	2,956,312	[c]	2,956,312

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,608,795)	0.01	1,608,795	[c]	1,608,795
Total Investments (cost $288,371,522)		100.0%		965,310,609
Liabilities, Less Cash and Receivables		(.0%)		(89,145)
Net Assets		100.0%		965,221,464

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2021, the value of the fund’s securities on loan was $49,126,110 and the value of the collateral was $51,162,712, consisting of cash collateral of $1,608,795 and U.S. Government & Agency securities valued at $49,553,917.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.0
Communication Services	16.5
Consumer Staples	15.8
Consumer Discretionary	13.6
Health Care	9.2
Financials	8.2
Industrials	5.3
Materials	2.0
Energy	1.9
Investment Companies	.5
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 4/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	968,532	42,753,221	(40,765,441)	2,956,312.3		799
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,609,462	1,542,205	(3,151,667)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	98,430,050	(96,821,255)	1,608,795.2		37,652†††
Total	2,577,994	142,725,476	(140,738,363)	4,565,107.5		38,451

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Morgan Stanley
United States Dollar	5,867,653	Euro	4,843,056	5/3/2021	44,757
Gross Unrealized Appreciation					44,757

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $49,126,110)—Note 1(c):
Unaffiliated issuers	283,806,415	960,745,502
Affiliated issuers	4,565,107	4,565,107
Cash denominated in foreign currency	203,141	203,027
Receivable for investment securities sold		5,865,909
Dividends and securities lending income receivable		1,506,458
Receivable for shares of Common Stock subscribed		1,387,216
Tax reclaim receivable—Note 1(b)		829,057
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		44,757
Prepaid expenses		67,773
		975,214,806
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		769,617
Payable for investment securities purchased		6,742,837
Liability for securities on loan—Note 1(c)		1,608,795
Payable for shares of Common Stock redeemed		679,544
Directors’ fees and expenses payable		6,711
Other accrued expenses		185,838
		9,993,342
Net Assets ($)		965,221,464
Composition of Net Assets ($):
Paid-in capital		236,392,228
Total distributable earnings (loss)		728,829,236
Net Assets ($)		965,221,464

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	681,531,738	16,989,775	230,061,569	36,638,382
Shares Outstanding	9,608,479	283,798	3,218,841	513,192
Net Asset Value Per Share ($)	70.93	59.87	71.47	71.39

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $517,609 foreign taxes withheld at source):
Unaffiliated issuers	7,225,087
Affiliated issuers	799
Income from securities lending—Note 1(c)	37,652
Total Income	7,263,538
Expenses:
Management fee—Note 3(a)	3,331,168
Shareholder servicing costs—Note 3(c)	1,209,629
Distribution fees—Note 3(b)	70,300
Professional fees	58,355
Registration fees	39,232
Directors’ fees and expenses—Note 3(d)	30,506
Loan commitment fees—Note 2	29,970
Custodian fees—Note 3(c)	28,250
Prospectus and shareholders’ reports	25,280
Chief Compliance Officer fees—Note 3(c)	7,766
Interest expense—Note 2	104
Miscellaneous	16,065
Total Expenses	4,846,625
Investment Income—Net	2,416,913
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	49,477,155
Net realized gain (loss) on forward foreign currency exchange contracts	28,002
Net Realized Gain (Loss)	49,505,157
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	151,145,550
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	44,757
Net Change in Unrealized Appreciation (Depreciation)	151,190,307
Net Realized and Unrealized Gain (Loss) on Investments	200,695,464
Net Increase in Net Assets Resulting from Operations	203,112,377

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	2,416,913	4,904,563
Net realized gain (loss) on investments	49,505,157	31,152,004
Net change in unrealized appreciation (depreciation) on investments	151,190,307	77,655,113
Net Increase (Decrease) in Net Assets Resulting from Operations	203,112,377	113,711,680
Distributions ($):
Distributions to shareholders:
Class A	(22,800,659)	(37,146,839)
Class C	(887,321)	(2,734,042)
Class I	(7,737,181)	(11,715,577)
Class Y	(1,185,912)	(1,923,083)
Total Distributions	(32,611,073)	(53,519,541)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	21,382,646	39,156,772
Class C	820,665	2,616,700
Class I	30,020,043	55,645,982
Class Y	6,779,843	7,259,125
Distributions reinvested:
Class A	19,848,015	32,764,203
Class C	851,272	1,737,840
Class I	6,912,500	10,434,788
Class Y	1,113,486	1,833,093
Cost of shares redeemed:
Class A	(38,630,762)	(66,658,293)
Class C	(7,695,737)	(22,602,504)
Class I	(28,063,212)	(51,605,590)
Class Y	(6,122,008)	(7,410,376)
Increase (Decrease) in Net Assets from Capital Stock Transactions	7,216,751	3,171,740
Total Increase (Decrease) in Net Assets	177,718,055	63,363,879
Net Assets ($):
Beginning of Period	787,503,409	724,139,530
End of Period	965,221,464	787,503,409

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	326,997	707,910
Shares issued for distributions reinvested	314,507	619,521
Shares redeemed	(591,775)	(1,229,617)
Net Increase (Decrease) in Shares Outstanding	49,729	97,814
Class Cb
Shares sold	14,782	56,404
Shares issued for distributions reinvested	15,912	38,499
Shares redeemed	(139,342)	(475,529)
Net Increase (Decrease) in Shares Outstanding	(108,648)	(380,626)
Class Ia
Shares sold	453,055	1,026,527
Shares issued for distributions reinvested	108,889	195,989
Shares redeemed	(424,991)	(950,405)
Net Increase (Decrease) in Shares Outstanding	136,953	272,111
Class Y
Shares sold	102,091	137,262
Shares issued for distributions reinvested	17,571	34,469
Shares redeemed	(92,601)	(132,909)
Net Increase (Decrease) in Shares Outstanding	27,061	38,822

[a]

During the period ended April 30, 2021, 743 Class A shares representing $52,701 were exchanged for 737 Class I shares and 805 Class C shares representing $48,195 were exchanged for 674 Class I shares. During the period ended October 31, 2020, 1,437 Class A shares representing $85,719 were exchanged for 1,427 Class I shares.

[b]

During the period ended April 30, 2021, 6,965 Class C shares representing $384,310 were automatically converted to 5,889 Class A shares and during the period ended October 31, 2020, 2,960 Class C shares representing $147,635 were automatically converted to 2,525 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2021		Year Ended October 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	58.39	54.01	52.03	58.28	50.01	54.03
Investment Operations:
Investment income—net[a]	.16	.33	.47	.62	.63	.69
Net realized and unrealized gain (loss) on investments	14.78	8.01	7.48	.28	11.50	(.68)
Total from Investment Operations	14.94	8.34	7.95	.90	12.13	.01
Distributions:
Dividends from investment income—net	(.09)	(.33)	(.50)	(.63)	(.59)	(.68)
Dividends from net realized gain on investments	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)	(3.35)
Total Distributions	(2.40)	(3.96)	(5.97)	(7.15)	(3.86)	(4.03)
Net asset value, end of period	70.93	58.39	54.01	52.03	58.28	50.01
Total Return (%)[b]	26.11[c]	16.24	17.44	1.25	25.88	.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.14	1.14	1.17	1.18	1.19
Ratio of net investment income to average net assets	.49[d]	.61	.92	1.14	1.18	1.39
Portfolio Turnover Rate	5.64[c]	4.92	4.06	4.52	7.36	5.51
Net Assets, end of period ($ x 1,000)	681,532	558,157	511,019	406,634	433,075	385,324

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2021		Year Ended October 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	49.71	46.59	45.68	51.91	44.90	48.93
Investment Operations:
Investment income (loss)—net[a]	(.09)	(.04)	.10	.17	.24	.30
Net realized and unrealized gain (loss) on investments	12.56	6.83	6.44	.30	10.24	(.63)
Total from Investment Operations	12.47	6.79	6.54	.47	10.48	(.33)
Distributions:
Dividends from investment income—net	-	(.04)	(.16)	(.18)	(.20)	(.35)
Dividends from net realized gain on investments	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)	(3.35)
Total Distributions	(2.31)	(3.67)	(5.63)	(6.70)	(3.47)	(3.70)
Net asset value, end of period	59.87	49.71	46.59	45.68	51.91	44.90
Total Return (%)[b]	25.65[c]	15.36	16.58	.51	24.95	(.54)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89[d]	1.89	1.89	1.90	1.92	1.93
Ratio of net investment income (loss) to average net assets	(.32)[d]	(.09)	.22	.35	.51	.66
Portfolio Turnover Rate	5.64[c]	4.92	4.06	4.52	7.36	5.51
Net Assets, end of period ($ x 1,000)	16,990	19,508	36,014	17,377	44,556	51,906

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2021		Year Ended October 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	58.82	54.38	52.37	58.72	50.46	54.48
Investment Operations:
Investment income—net[a]	.25	.48	.60	.77	.77	.84
Net realized and unrealized gain (loss) on investments	14.88	8.06	7.53	.29	11.59	(.69)
Total from Investment Operations	15.13	8.54	8.13	1.06	12.36	.15
Distributions:
Dividends from investment income—net	(.17)	(.47)	(.65)	(.89)	(.83)	(.82)
Dividends from net realized gain on investments	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)	(3.35)
Total Distributions	(2.48)	(4.10)	(6.12)	(7.41)	(4.10)	(4.17)
Net asset value, end of period	71.47	58.82	54.38	52.37	58.72	50.46
Total Return (%)	26.26[b]	16.55	17.71	1.54	26.21	.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.89	.89	.90	.91	.92
Ratio of net investment income to average net assets	.75[c]	.86	1.18	1.40	1.44	1.66
Portfolio Turnover Rate	5.64[b]	4.92	4.06	4.52	7.36	5.51
Net Assets, end of period ($ x 1,000)	230,062	181,276	152,806	126,814	148,024	120,150

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2021		Year Ended October 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	58.76	54.33	52.33	58.71	50.49	54.52
Investment Operations:
Investment income—net[a]	.28	.52	.62	.82	.85	.69
Net realized and unrealized gain (loss) on investments	14.85	8.05	7.54	.29	11.55	(.51)
Total from Investment Operations	15.13	8.57	8.16	1.11	12.40	.18
Distributions:
Dividends from investment income—net	(.19)	(.51)	(.69)	(.97)	(.91)	(.86)
Dividends from net realized gain on investments	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)	(3.35)
Total Distributions	(2.50)	(4.14)	(6.16)	(7.49)	(4.18)	(4.21)
Net asset value, end of period	71.39	58.76	54.33	52.33	58.71	50.49
Total Return (%)	26.30[b]	16.63	17.80	1.61	26.32	.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.81	.81	.82	.82	.86
Ratio of net investment income to average net assets	.85[c]	.94	1.26	1.50	1.59	1.41
Portfolio Turnover Rate	5.64[b]	4.92	4.06	4.52	7.36	5.51
Net Assets, end of period ($ x 1,000)	36,638	28,563	24,301	32,507	34,823	28,522

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Worldwide Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	852,408,489	108,337,013	††	-	960,745,502
Investment Companies	4,565,107	-		-	4,565,107
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	44,757		-	44,757

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $4,947 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $4,849,095 and long-term capital gains $48,670,446. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2021 was approximately $17,127 with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended April 30, 2021, the Distributor retained $12,100 from commissions earned on sales of the fund’s Class A shares and $829 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2021, Class C shares were charged $70,300 pursuant to the Distribution Plan.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, Class A and Class C shares were charged $786,245 and $23,433, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2021, the fund was charged $50,483 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2021, the fund was charged $28,250 pursuant to the custody agreement.

During the period ended April 30, 2021, the fund was charged $7,766 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $587,335, Distribution Plan fees of $10,455, Shareholder Services Plan fees of $141,865, custodian fees of $7,600, Chief Compliance Officer fees of $5,242 and transfer agency fees of $17,120.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2021, amounted to $49,504,719 and $72,441,569, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	44,757	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	44,757	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	44,757	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Morgan Stanley	44,757		-	-	44,757

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Forward contracts	1,797,845

At April 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $676,983,844, consisting of $678,916,069 gross unrealized appreciation and $1,932,225 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

BNY Mellon Worldwide Growth Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0070SA0421

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Worldwide Growth Fund, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 22, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)